UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 11, 2021

PTC Inc.

(Exact Name of Registrant as Specified in Its Charter)

Massachusetts	0-18059	04-2866152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 Seaport Boulevard, Boston, Massachusetts	02210
(Address of Principal Executive Offices)	(Zip Code)

(781) 370-5000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $.01 par value per share	PTC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 1 - Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

As previously reported by PTC Inc. (“PTC”), on October 28, 2020, PTC and Rockwell Automation, Inc. (“Rockwell Automation”) entered into a Third Amended and Restated Strategic Alliance Agreement (the “Strategic Alliance Agreement”), which, among other things, extended the term of such agreement to September 30, 2023.  In recognition of the extension of such term, on May 11, 2021, PTC and Rockwell Automation entered into Amendment No. 1 (the “Amendment”) to that certain Securities Purchase Agreement, dated as of June 11, 2018 (the “Securities Purchase Agreement”), between the parties.  The Securities Purchase Agreement was entered into by the parties in connection with Rockwell Automation’s investment in PTC in 2018, which occurred contemporaneously with entry into the original Strategic Alliance Agreement.

The Amendment makes the following principal changes to the terms of the Securities Purchase Agreement:  (1) amends the period during which Rockwell Automation is subject to certain restrictions on the transfer of shares of PTC’s common stock pursuant to the Securities Purchase Agreement (the “Lock-Up”) to the earlier of (a) September 30, 2023 and (b) the one month anniversary of any expiration or termination of the Strategic Alliance Agreement; (2) modifies the types of transfers of shares of PTC’s common stock that are permitted exceptions to the Lock-Up to permit open market sales of up to 1% of shares outstanding in any 90-day period and to permit, in addition, sales of up to 5% of shares outstanding in any one-year period in a marketed underwritten shelf offering; and (3) amends the period during which Rockwell Automation is subject to certain standstill restrictions to the latest of (a) July 19, 2021, (b) the one month anniversary of any expiration or termination of the Strategic Alliance Agreement, and (c) the date upon which Rockwell Automation no longer has the right to nominate a designee to PTC’s Board of Directors pursuant to the terms of the Securities Purchase Agreement, subject to earlier termination upon certain events as described in the original Securities Purchase Agreement (generally related to proposed business combinations or changes in control of PTC and the exploration of strategic alternatives for PTC).  The Amendment also adds certain notice requirements applicable to PTC and modifies certain definitions and waiver provisions included in the Securities Purchase Agreement.

The foregoing description of the Amendment does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Amendment, which is filed with this Current Report as Exhibit 10.1 and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

10.1	Amendment No. 1 to Securities Purchase Agreement, dated as of May 11, 2021, by and between PTC Inc. and Rockwell Automation, Inc

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PTC INC.

	By:	/s/Aaron von Staats
Aaron von Staats
Executive Vice President, General Counsel
Date: May 13, 2021